Exhibit 99.1

FOR IMMEDIATE RELEASE

Pure Acquisition Corp. Announces Business Combination Transaction

FORT WORTH, TX, November 27, 2019 — Pure Acquisition Corp. (“Pure”) (NASDAQ: PACQ, PACQU, PACQW), an oil and gas exploration and production focused special purpose acquisition entity, today announced that it has entered into a Business Combination Agreement (the “HPK Business Combination Agreement”) with, among others, HighPeak Energy, Inc. (“HighPeak Energy”), a wholly owned subsidiary of Pure formed to effect the business combination, and certain affiliates of HighPeak Energy Partners, LP (the “HighPeak Funds”), and a Contribution Agreement (the “Grenadier Contribution Agreement” and, together with the HPK Business Combination Agreement, the “Business Combination Agreements”) with, among others, HighPeak Energy and Grenadier Energy Partners II, LLC (“Grenadier”).

Pursuant to the Business Combination Agreements, a wholly owned subsidiary of HighPeak Energy will merge with and into Pure, with Pure surviving as a wholly owned subsidiary of HighPeak Energy and Pure’s existing stockholders receiving one share of common stock of HighPeak Energy for each share of Pure’s common stock owned thereby. HighPeak Energy will then acquire certain assets from the HighPeak Funds in exchange for shares of its common stock and certain assets from Grenadier in exchange for shares of its common stock, warrants to purchase shares of its common stock and cash (such transactions referred to collectively as, the “business combination”). After giving effect to the business combination, HighPeak Energy will conduct its business as an independent oil and natural gas company engaged in the acquisition, development and production of oil, natural gas and NGL reserves with assets located in the northeastern part of the oil-rich Midland Basin. Upon completion of the business combination, HighPeak Energy intends to list its common stock and warrants for trading on the New York Stock Exchange (the “NYSE”) or the Nasdaq Capital Market (the “Nasdaq”) under the symbols “HPK” and “HPKWS.” Pure’s securities are expected to be delisted from the Nasdaq at closing of the business combination concurrently with the NYSE or Nasdaq listing for trading of HighPeak Energy’s securities.

The transaction was unanimously approved and recommended to Pure’s board of directors (the “Board”) by a special committee consisting of independent directors of Pure’s Board, and is expected to close in the first quarter of 2020, subject to certain closing conditions, including receipt of the requisite shareholder approval.

Jack Hightower, HighPeak Energy’s Chairman, President and CEO, commented “We’re extremely excited about this transaction as this area provides for one of the best on-shore domestic U.S. opportunities in regards to accelerated near-term cash flow growth, single well economics due to the high oil production content, industry leading full-cycle operating margins and the economies of scale we expect to achieve in cost savings attributable to drilling & completion operations, production facilities and infrastructure due to the contiguous nature of the asset base.  The HighPeak management team is confident in our ability to successfully implement the proposed development drilling program and achieve the anticipated growth profile of the company.”

Patrick Noyes, Grenadier’s Chairman, President and CEO, said, “We are excited to reach this agreement with HighPeak Energy in the current market and help form a new strategic pure play company focused on a key area of the Midland basin that has been significantly de-risked over the past year. Our Grenadier team has performed exceptionally well in both executing on our active drilling and completion program along with supporting this key transaction with HighPeak. As a significant shareholder going forward, we are excited about the continued growth and upside potential of this combined asset.”

HighPeak Energy Operating Highlights (Pro Forma for Proposed Business Combination)

●

HighPeak Energy’s Chairman, President & CEO, Jack Hightower, provides 48 years of exploration and production (“E&P”) experience including years of executive leadership. In addition to Mr. Hightower, the senior management team provides extensive experience in various roles within the E&P industry that will provide HighPeak Energy with the synergy and capability needed in its business and operations

●	Contiguous position of greater than 71,000 net acres located primarily in Howard County, with greater than 90% operated, provides the scale and depth of inventory to efficiently develop

●	Anticipated net production of approximately 12,000 barrels of oil equivalent per day, projected as of the year ended 2019[1]

●	High oil mix of more than 80% supports a strong operating margin

●	Approximately 875 gross (725 net) drilling locations identified in either the Wolfcamp A and/or Lower Spraberry formations that are planned to be developed with mostly two-mile laterals

●	Planned pad development in 2020 with four operated rigs reduces the impact of parent/child degradation

●	Significant recent offset and non-operated activity is quickly de-risking the acreage position

1 Management estimates based on currently available information. Projections are inherently uncertain and subject to   change. See “Forward-Looking Statements.”

Business Combination

Pursuant to the HPK Business Combination Agreement, HighPeak Energy will acquire, in exchange for 71,150,000, as adjusted in accordance with the HPK Business Combination Agreement, shares of HighPeak Energy common stock, all of the outstanding interests in HPK Energy, LP (“HPK”), which holds certain rights, title and interests in oil and natural gas assets and cash, as well as the right, pursuant to a Contribution Agreement between Grenadier and a subsidiary of HPK, to acquire substantially all of the assets of Grenadier for aggregate consideration of 15,760,000 shares of HighPeak Energy common stock, 2,500,000 warrants to purchase HighPeak Energy common stock and approximately $465 million in cash, subject to purchase price adjustments.

The closing of the business combination is subject to the requisite approval of Pure’s stockholders and the satisfaction of customary conditions. The business combination is expected to close in the first quarter of 2020. The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreements relating thereto.

Advisors

With respect to the HPK Business Combination Agreement, Jefferies LLC acted as financial advisor, Hunton Andrews Kurth LLP acted as legal counsel to the special committee of the board of directors of Pure, Vinson & Elkins L.L.P. acted as legal counsel to the HighPeak Funds and Latham & Watkins LLP acted as legal counsel to Jefferies LLC. With respect to the Grenadier Contribution Agreement, Jefferies LLC acted as financial advisor, Thompson & Knight LLP acted as legal counsel to the HighPeak Funds and Vinson & Elkins L.L.P. acted as legal counsel to Grenadier.

Investor Presentation

An investor presentation covering additional information regarding the business combination will be filed by Pure in a current report on Form 8-K.

About Pure Acquisition Corp.

Pure is a blank check company formed in Delaware on November 13, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Pure’s units were listed for trading on the Nasdaq under the symbol “PACQU” on April 13, 2018. On May 29, 2018, Pure’s Class A common stock and warrants began trading on the Nasdaq under the symbols “PACQ” and “PACQW,” respectively.

About HighPeak Energy

HighPeak Energy is an independent oil and natural gas company engaged in the acquisition, development and production of oil, natural gas and NGL reserves. HighPeak Energy’s assets, after giving effect to the potential business combination, will be primarily located in Howard County, Texas, which lies within the northeastern part of the oil-rich Midland Basin. HighPeak Energy is led by its Chairman, CEO and President, Jack Hightower, an industry veteran with over 48 years of experience in the oil and natural gas industry, primarily in the Permian Basin managing multiple E&P platforms and generating strong returns despite industry cycles by consistently applying a disciplined, risk-adjusted approach designed to balance capital preservation with value creation. HighPeak Energy’s objective is to maximize returns by generating rapid production growth initially followed by steady production growth with strong margins and cash flow. HighPeak Energy also intends to generate attractive full-cycle returns on capital employed.

About HighPeak Funds and Grenadier

The HighPeak Funds are entities affiliated with HighPeak Energy Partners, LP, with operations in Howard County, Texas, lying in the northeastern part of the oil-rich Midland Basin. Grenadier was formed in 2012 with the purpose of acquiring, exploring and developing oil and natural gas properties. Grenadier’s operations and assets are also located in Howard County, Texas, in the northeastern part of the oil-rich Midland Basin with a focus on its strategy to profitably develop long-lived oil and natural gas reserves by applying cutting edge technology through the drilling, completion and production phases of its wells. Since inception, Grenadier has maintained a disciplined, opportunistic approach to acquisitions where it seeks to find long-life reserves that can be developed with low risk and moderate capital requirements. Grenadier is backed by EnCap Investments L.P. and Kayne Anderson Capital Advisors, L.P.

Since 1988, EnCap Investments L.P. has been the leading provider of venture capital to the independent sector of the U.S. energy industry. The firm has raised 21 institutional investment funds totaling approximately $37 billion and currently manages capital on behalf of more than 350 U.S. and international investors. For more information, please visit www.encapinvestments.com.

Kayne Anderson Capital Advisors, L.P., founded in 1984, is a leading alternative investment management firm focused on energy, infrastructure, real estate, credit, and growth equity. Kayne's investment philosophy is to pursue niches, with an emphasis on cash flow, where our knowledge and sourcing advantages enable us to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne's philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. Through Kayne Anderson Energy Funds ("KAEF"), the firm has raised over $7.3 billion of committed capital dedicated to private equity investments in primarily upstream and midstream oil and gas companies.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed merger of Pure Acquisition Merger Sub, Inc. (“MergerSub”) into Pure and the proposed contribution of the partnership interests in HPK to HighPeak Energy, HighPeak Energy’s and Pure’s ability to consummate the transaction, including raising an adequate amount of equity and debt financing, the benefits of the transaction and HighPeak Energy’s future financial performance following the transaction, as well as HighPeak Energy’s and Pure’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak Energy and Pure disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. HighPeak Energy and Pure caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of HighPeak Energy and Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak Energy’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact HighPeak Energy’s and Pure’s expectations and projections can be found in Pure’s periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including Pure’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Pure’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, HighPeak Energy will file a registration statement on Form S-4, which will include a prospectus of HighPeak Energy and a proxy statement of the Company with the SEC. Additionally, HighPeak Energy and Pure will file other relevant materials with the SEC in connection with the proposed merger of MergerSub into Pure and the proposed contribution of the partnership interests in HPK to HighPeak Energy. The materials to be filed by HighPeak Energy and Pure with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of Pure are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Participants in Solicitation

HighPeak Energy, Pure, Grenadier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Pure’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pure’s executive officers and directors in the solicitation by reading Pure’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of HighPeak Energy’s and Pure’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Contact:

info@highpeakenergy.com

(817) 850-9200